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                                  MFS OTC Fund
                        (a series of MFS Series Trust IV)

                     Supplement to be affixed to the current
                       Prospectus for distribution in Ohio



Prospective Ohio investors should note the following:

a) This Prospectus must be delivered to the investor prior to consummation of the sale;

b) The Fund may purchase the securities of any issuer such that, as to 50% of the value of the Fund's assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

c) The Fund may invest 15% or more of its assets in the securities of unseasoned issuers and restricted securities, including Rule 144A securities which may have been deemed to be liquid by the Board of Trustees.


                    The date of this Supplement is January 1, 1996.